UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2009

BLINK LOGIC INC.

(Exact name of registrant as specified in its charter)

Nevada	001-05996	91-0835748
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Lindaro Street, Suite 350, San Rafael, CA  94901

(Address of principal executive offices and Zip Code)

Copies to:

Gregory Sichenzia, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Phone:  (212) 930-9700

Fax: (212 930-9725

Registrant's telephone number, including area code (415) 721-0452

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

AMENDMENT AGREEMENT

As previously reported on a Form 8-K, pursuant to the Securities Purchase Agreement, dated September 28, 2007, as amended, by and among the Company and the purchasers signatory thereto (the “September 2007 Purchase Agreement” and such purchasers, the “September 2007 Purchasers” the Company issued to the September 2007 Purchasers Original Issue Discount Senior Secured Convertible Debentures dated September 28, 2007 (the “September 2007 Debentures”) and common stock purchase warrants dated September 28, 2007 (the “September 2007 Warrants” and together with the September Purchase 2007 Agreement and the September 2007 Debentures, the “September 2007 Transaction Documents”);

As previously reported on a Form 8-K, pursuant to a Securities Purchase Agreement dated June 12, 2008, as amended, by and among the Company and the purchaser signatory thereto (the “June 2008 Purchase Agreement”) and such purchaser  (the “June 2008 Purchaser”) the Company issued to the June 2008 Purchaser an Original Issue Discount Senior Secured Convertible Debenture dated June 12, 2008 (the “June 2008 Debenture”) and a common stock purchase warrant dated June 12, 2008 (the “June 2008 Warrant”, and together with the June 2008 Purchase Agreement and the June 2008 Debenture, the “June 2008 Transaction Documents”);

As previously reported on a Form 8-K, pursuant to the Securities Purchase Agreement, dated July 28, 2008, as amended among the Company and the purchaser signatory thereto (the “July 2008 Purchase Agreement” and such purchaser, the “July 2008 Purchaser”), the Company issued to the July 2008 Purchaser an Original Issue Discount Senior Secured Convertible Debenture dated July 28, 2008 (the “July 2008 Debenture”) and a common stock purchase warrant dated July 28, 2008 (the “July 2008 Warrant”, and together with the July 2008 Purchase Agreement and the July 2008 Debenture, the “July 2008 Transaction Documents”);

As previously reported on a Form 8-K, pursuant to the Securities Purchase Agreement, dated August 20, 2008, as amended, by and among the Company and the purchasers signatory thereto (the “August 2008 Purchase Agreement”, and such purchasers, the “August 2008 Purchasers”), the Company issued to the August 2008 Purchasers Original Issue Discount Senior Secured Convertible Debentures dated August 20, 2008 (the “August 2008 Debentures”) and common stock purchase warrants dated August 20, 2008 (the “August 2008 Warrants” and together with the August 2008 Purchase Agreement and the August 2008 Debentures, the “August 2008 Transaction Documents”);

As previously reported on a Form 8-K, pursuant to the Securities Purchase Agreement, dated October 31, 2008, as amended, by and among the Company and the purchaser signatory thereto (the “October 2008 Purchase Agreement”, and together with the September 2007 Purchase Agreement, July 2008 Purchase Agreement, July 2008 Purchase Agreement and August 2008 Purchase Agreement, the “Purchase Agreements” and such purchaser, the “October 2008 Purchaser”), the Company issued to the October 2008 Purchasers Original Issue Discount Senior Secured Convertible Debentures dated October 31, 2008 (the “October 2008 Debenture”) and common stock purchase warrants dated October 31, 2008 (the “October 2008 Warrant” and together with the October 2008 Purchase Agreement and the October 2008 Debenture, the “October 2008 Transaction Documents”).

As previously reported on a Form 8-K, on March 23, 2009, the Company issued to certain investors (the “March 2009 Purchasers”)10% Secured Promissory Notes dated March 23, 2009 (the “March 2009 Notes”);

As previously reported on a Form 8-K, on April 29, 2009, the Company issued to certain investors (the “April 2009 Purchasers, and together with the September 2007 Purchasers, June 2008 Purchaser, July 2008 Purchaser, August 2008 Purchasers, October 2008 Purchaser and the March 2009 Purchasers, the “Purchasers”)

10% Secured Promissory Notes dated April 29, 2009 (the “April 2009 Notes” and together with the September 2007 Debentures, June 2008 Debenture, July 2008 Debenture, August 2008 Debentures, October 2008 Debenture and the March 2009 Notes, the “Debentures” and together with the September 2007 Transaction Documents, June 2008 Transaction Documents, July 2008 Transaction Documents, August 2008 Transaction Documents, October 2008 Transaction Documents and the March 2009 Notes, the “Transaction Documents”).

On June 23, 2009, the Company and the Purchasers entered into an Amendment Agreement (the “Amendment”).  Pursuant to the Amendment, the Purchasers waived any defaults or breaches that may have resulted because the Company has not yet received Authorized Share Approval (as defined in the October 2008 Purchase Agreement) as required pursuant to the October 2008 Purchase Agreement.   The Company also agreed to seek shareholder approval to amend its certificate of incorporation to increase the number of shares it is authorized to issue by July 23, 2009.  Pursuant to the Amendment, the Company agreed to issue to each Purchaser in exchange for each Purchaser’s Debenture an amended and restated debenture (“Amended and Restated Debentures”) with a principal amount equal to the Principal Amount of such Purchasers current Debenture multiplied by 1.15.  Pursuant to the Amendment, the Maturity Date of each of the Debentures was extended until October 31, 2010.  Additionally, interest shall be payable on the outstanding March 2009 and April 2009 Notes, as amended by the Amendment, at the rate of (i) 0% per annum from the date hereof until December 31, 2009 and (ii) 10% per annum, payable quarterly from January 1, 2010 until the Maturity Date.

Pursuant to the Amendment, the Conversion Price of the Amended and Restated Debentures was amended (including the March 2009 and April 2009 Notes) so that the conversion price in effect on any conversion date is the lesser of the VWAP immediately prior to the date hereof and 85% of the lowest VWAP during the 20 trading days immediately prior to the applicable conversion date.

DEBENTURE PURCHASE AGREEMENT

On June 23, 2009 (the “Closing Date”), the Company issued and sold convertible debentures (“Debentures”) having an aggregate principal amount of $575,000 to accredited investors in a private placement pursuant to a Debenture Purchase Agreement (the “Debenture Purchase Agreement”).  The aggregate amount of proceeds received from the sale of the Debentures was $500,000.  The rights and obligations of the purchasers of the Debentures and the shares of the Company’s common stock issuable under the Debentures is identical to the October 2008 Debenture and underlying shares issuable pursuant to the October 2008 Purchase Agreement.   The obligations of the Company under the Debenture Purchase Agreement are subject to the security interest granted by the Company and its subsidiaries pursuant to the Securities Agreement and Subsidiary Guarantee, dated October 31, 2008, by and among the Company, its subsidiaries and the secured parties thereto.

The Debenture is an original issue discount secured convertible debenture and does not bear interest.  It is due on October 31, 2010.

The initial conversion price (the “Conversion Price”) in effect on any Conversion Date is equal to the lessor of $0.145 (subject to adjustment) and 85% of the lowest VWAP during the 20 Trading Days immediately prior to the applicable Conversion Date (subject to adjustment).

The Debentures contain certain covenants by the Company, including that:

•

other than Permitted Liens (as defined in the Debentures) the Company shall not and not permit its subsidiaries to enter into or incur any liens and shall not permit any subsidiary to incur indebtedness other than Permitted Indebtedness (as defined in the Debentures) and Permitted Liens;

•

the Company shall not amend its charter documents in any manner that materially and adversely affects rights of the holder; and

•

the Company shall not pay cash dividends.

Events of Default under the Debentures include but are not limited to the following:

•

If the Company does not pay the principal amount due on any Debentures or any liquidated damages and any other amounts owing to the Holder on any Debentures when they are due; and

•

If the Company fails to perform any covenant.

If an Event of Default occurs, the outstanding Principal Amount of the Debentures, plus liquidated damages and other amounts owing in respect thereof through the date of acceleration, shall become, at the Holder’s election, immediately due and payable in cash at the Mandatory Default Amount (as subsequently defined).  Commencing five days after the occurrence of any event of default that results in the eventual acceleration of the Debentures, the interest rate on the Debentures shall accrue at a rate equal to the lesser of 18% per annum or the maximum rate permitted under applicable law.

A Debenture cannot be converted to common stock to the extent such conversion would cause the holder of the Debenture, together with such holder’s affiliates, to beneficially own in excess of 4.99% (or a maximum 9.99% in certain cases) of the Company’s outstanding common stock immediately following such conversion.

The Mandatory Default Amount is the sum of (i) the greater of (A) 130% of the outstanding Principal Amount of the Debentures, or (B) the outstanding Principal Amount of the Debentures divided by the Conversion Price on the date the Mandatory Default Amount is either (a) demanded (if demand or notice is required to create an Event of Default) or otherwise due or (b) paid in full, whichever has a lower Conversion Price, multiplied by the VWAP (as defined in the Debentures) on the date the Mandatory Default Amount is either (x) demanded or otherwise due or (y) paid in full, whichever has a higher VWAP, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of the Debentures.

The Company claims an exemption from the registration requirements of the Act for the private placement of these securities pursuant to Section 4(2) of the Securities Act of 1933 and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the investor was an accredited investor and/or qualified institutional buyers, the investor had access to information about us and their investment, the investor took the securities for investment and not resale, and we took appropriate measures to restrict the transfer of the securities.

Copies of the Amendment, the Debenture Purchase Agreement and the Debentures are filed as exhibits to this Current Report on Form 8-K.  The summary of these agreements set forth above is qualified by reference to such exhibits.

The foregoing description of the Amendment, the Debenture Purchase Agreement and the Debentures does not purport to be complete and is qualified in its entirety by reference to these agreements which are attached as an exhibit to this Current Report and is incorporated into this Item by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL INTEREST

See Item 1.01 above.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 above

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following documents are filed as exhibits to this report:

4.1	Form of Original Issue Discount Secured Convertible Debenture
99.1	Form of Amendment Agreement
99.2	Form of Debenture Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLINK LOGIC INC.

June 23, 2009	By:	/s/ Larry Bruce
Larry Bruce
Chief Financial Officer

EXHIBIT INDEX

4.1	Form of Original Issue Discount Secured Convertible Debenture
99.1	Form of Amendment Agreement
99.2	Form of Debenture Purchase Agreement